UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2006


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                     0-15502                     13-3238402

(State or other jurisdiction        (Commission                 (IRS Employer
       of incorporation)            File Number)             Identification No.)


                                909 Third Avenue,
                               New York, New York
                                      10022

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 652-6801


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On August 17, 2006, Comverse Technology, Inc. (the "Company") issued a press release announcing that, in accordance with determinations of the Special Committee of its Board of Directors (the "Special Committee"), the Company is providing notice to Kobi Alexander, its former Chairman of the Board and Chief Executive Officer, David Kreinberg, its former Executive Vice President and Chief Financial Officer and William Sorin, a former director and its former General Counsel, terminating all prior employment or similar agreements or arrangements with the Company, including the agreements entered into on April 28, 2006, and revoking any and all vested and unvested unexercised options, restricted stock and any other equity compensation previously granted. The Company is not making any severance or other payments to Mr. Alexander, Mr. Kreinberg or Mr. Sorin in connection with the termination of any such agreements or arrangements and the Company will pursue rights and remedies against them in respect of their acts or omissions relating to stock option grants. The Special Committee is continuing its work and is considering other appropriate actions.

Each of Messrs. Alexander, Kreinberg and Sorin was party to an employment letter agreement dated as of April 28, 2006 with the Company, the terms of which have been disclosed in Item 1.01 of the Current Report on Form 8-K filed by the Company on May 4, 2006, which is incorporated herein by reference. Messrs. Alexander and Kreinberg were parties to purported employment agreements or arrangements, the terms of which have been disclosed in the definitive proxy statement on Schedule 14A filed by the Company on May 9, 2005, which disclosure is incorporated herein by reference. Mr. Sorin was party to an arrangement with the Company pursuant to which he received no cash compensation for his services as Senior General Counsel but had the right to participate in the insurance, 401(k) and other benefit plans or arrangements of the Company under the same terms and conditions applicable to employees generally.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)      EXHIBITS:

         Exhibit No.                       Description
         -----------                       -----------
            99.1           Press Release of Comverse Technology, Inc. dated
                           August 17, 2006






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMVERSE TECHNOLOGY, INC.


Date:  August 17, 2006                      By: /s/ Paul L. Robinson
                                               ------------------------------
                                            Name:  Paul L. Robinson
                                            Title: Executive Vice President













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                                  EXHIBIT INDEX


Exhibit No.                                Description
-----------                                -----------
   99.1         Press Release of Comverse Technology, Inc. dated August 17, 2006